SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant To Section 13 Or 15(d)
                     Of The Securities Exchange Act Of 1934

                        Date of Report November 10, 1998

                            ------------------------

                             METRA BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26234
                            (Commission File Number)

California                                  33-0408436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             265 North Whisman Road
                             Mountain View, CA 94043
             (Address of principal executive offices, with zip code)

                                 (415) 903-9100
              (Registrant's telephone number, including area code)
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Item 5. Other Events

      On November 4, 1998, Metra Biosystems, Inc., a California corporation (the "Company") announced that the Board of Directors of the Company approved an amendment of the Company's Preferred Shares Rights Agreement (the "Rights Agreement") dated as of August 21, 1996, as amended, to add additional terms and conditions to the definition of an Acquiring Person under the Rights Agreement. Further details regarding this announcement are contained in the Company's press release dated November 9, 1998 attached as an exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit 99    Metra Biosystems, Inc. Press Release dated November 9, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    METRA BIOSYSTEMS, INC.

Date:  November 10, 1998            By: /s/ GEORGE W. DUNBAR, JR.
                                       -------------------------------------
                                       George W. Dunbar, Jr.
                                       President, Chief Executive Officer &
                                       Chief Financial Officer

                             METRA BIOSYSTEMS, INC.

                                INDEX TO EXHIBITS

                                                            Sequential Page
    Exhibit Number                Description                    Number
    --------------                -----------                    ------
          99           Press Release dated November 9,
                       1998